UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 6, 2005

Date of Report (Date of earliest event reported)

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-20740	33-0277592
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18200 Von Karman Avenue

Suite 1000

Irvine, California 92612

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 585-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Epicor Software Corporation on December 12, 2005 to provide the financial statements required pursuant to Item 9.01(a) and (b) of Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed with the SEC on December 12, 2005, on December 6, 2005, Epicor Software Corporation, a Delaware corporation (“Epicor”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Cougar Acquisition Corporation, a Utah corporation and a wholly owned subsidiary of Epicor (“Cougar”), CRS Retail Technology Group, Inc., a Utah corporation (“CRS”), the principal stockholders of CRS and certain other parties, pursuant to which Cougar, Epicor’s wholly owned subsidiary, acquired approximately 96 percent of the capital stock of CRS.

Pursuant to the Stock Purchase Agreement, each share of CRS capital stock owned by Accel-KKR Company, LLC, a Delaware limited liability company, Kathy Frommer, Donald Frommer, Jeanne Jackson, Kevin Swanwick, Brian Blauvelt, E-Net Two, LLC, a Utah limited liability company, and EsNet, Ltd., a Utah limited partnership (the “Principal Stockholders”) was purchased by Cougar (the “Stock Purchase”).

Pursuant to the Stock Purchase Agreement, following the Stock Purchase on December 6, 2005, Epicor acquired the remaining 4 percent of the outstanding capital stock of CRS by merging Cougar with and into CRS, with CRS being the surviving corporation and wholly owned subsidiary of Epicor (the “Merger”). The Merger was governed by terms and conditions set forth in articles of merger by and among Epicor, Cougar, and CRS (the “Articles of Merger”). The Merger became effective as of December 20, 2005 with the filing of the Articles of Merger with the Secretary of State of the State of Utah.

Epicor paid a total of $121 million in cash (excluding transaction costs of approximately $2.25 million) for the stock purchased from the Principal Stockholders, the 4 percent of CRS capital stock purchased from the minority stockholders of CRS in connection with Merger, and the capital stock of CRS issuable pursuant to vested stock options held by employees of CRS as of the effective time of the Merger.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(A) The Unaudited Consolidated Financial Statements of CRS including CRS’s unaudited Consolidated Balance Sheet as of September 30, 2005; the unaudited Consolidated Statements of Operations for the nine months ended September 30, 2005 and 2004; and the Unaudited Consolidated Statements of Cash Flows for the nine months ended September 30, 2005 and 2004 are set forth in Exhibit 99.1 and incorporated herein by reference, and (B) the 2004 and 2003 Audited Consolidated Financial Statements of CRS and subsidiaries, including the Consolidated Balance Sheets of CRS and subsidiaries as of December 31, 2004 and 2003; the Consolidated Statements of Operations for the years ended December 31, 2004 and 2003; the Consolidated Statements of Changes in Shareholders’ Equity for the years ended December 31, 2004 and 2003; and the Consolidated Statements of Cash Flows for the years ended December 31, 2004 and 2003, are set forth in Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Statements (the “Pro Forma Financial Statements”) and explanatory notes set forth in Exhibit 99.3 and incorporated by reference herein give effect to the December 6, 2005 acquisition of CRS by Epicor. The Unaudited Pro Forma Condensed Combined Statement of Operations (the “Pro Forma Statement of Operations”) for the year ended December 31, 2004 and the nine months ended September 30, 2005 give effect to the acquisition of CRS by Epicor as if it had occurred on January 1, 2004 and 2005, respectively. The Unaudited Pro Forma Condensed Combined Balance Sheet (the “Pro Forma Balance Sheet”) as of September 30, 2005 gives effect to the acquisition as if it took place on that date.

The Pro Forma Financial Statements do not reflect any cost savings or other synergies that might result from the transaction. They are provided for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operation for future periods or the financial position or results that actually would have been realized had the acquisition occurred during the specified periods.

On June 18, 2004, Epicor acquired Scala Business Solutions N.V. (“Scala”). The effect of this acquisition is included in the Pro Forma Statement of Operations for the year ended December 31, 2004 using the purchase method of accounting, assuming the acquisition of Scala had occurred on January 1, 2004. For the year ended December 31, 2004, the historical Epicor results shown include Scala from the date of acquisition, June 18, 2004 and the Scala historical results are for the period January 1, 2004 through June 18, 2004.

On January 31, 2006 the Company filed a Current Report on Form 8-K with the SEC which included the Company’s preliminary results of operations for the year ended December 31, 2005. As disclosed in the January 31, 2006 Form 8-K, the Company is in the process of reviewing its current policies with respect to determining VSOE of fair value for elements of its software licensing arrangements, principally maintenance, and more specifically, the resulting recognition and allocation of revenues derived from certain software license and maintenance agreements. The Company, including its Audit Committee, are reassessing whether the application of certain accounting guidance contained in the American Institute of Certified Public Accountants Statement of Position 97-2, Software Revenue Recognition, and Statement of Position 98-9, Modification of SOP 97-2, Software Revenue Recognition, With Respect To Certain Transactions, with respect to determining VSOE of fair value and the allocation and recognition of revenue between software license and maintenance agreements may result in different classifications of revenue between those elements than previously reported by the Company. The Company has not yet completed this reassessment and as of the date hereof the Company’s analysis of this issue is ongoing. Subject to the final outcome of the review, such change in allocations could result in a restatement of the Company’s financial results for 2005 and prior periods, including quarterly periods, and including such periods included in these Pro Forma Financial Statements. Such restatement, if necessary, is expected to be limited to a reallocation of revenues between license fees and maintenance and an adjustment to the timing of the recognition of those revenues during the same or subsequent periods.

(d) Exhibits:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP with respect to CRS Retail Technology Group, Inc. and Subsidiaries

99.1	CRS Unaudited Consolidated Financial Statements

99.2	CRS Consolidated Financial Statements

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION

Date: February 21, 2006	By:	/s/ John D. Ireland
		Name:	John D. Ireland
		Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP with respect to CRS Retail Technology Group, Inc. and Subsidiaries

99.1	CRS Unaudited Consolidated Financial Statements

99.2	CRS Consolidated Financial Statements

99.3	Unaudited Pro Forma Condensed Combined Financial Statements